JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2017 to June 30, 2017

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Growth Fund
Trade Date 01/19/17
Issuer Teladoc Inc
CUSIP/ Sedol 87918A10
Shares 290,500
Offering Price $16.75
Spread $0.96
Cost $4,865,875
Dealer Executing Trade Piper Jaffray And Company
% of Offering* 4.68%
Syndicate JPM,PJC,WFS,WBC,SunTrust,Oppenheimer&CO,
Fund JPMorgan Small Cap Growth Fund
Trade Date 01/27/17
Issuer Jagged Peak Energy Inc
CUSIP/ Sedol 47009K10
Shares 422,400
Offering Price $15.00
Spread $0.83
Cost 6,336,000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 1.67%
Syndicate Citi, JPM, CS, WF, RBC, GS
Fund JPMorgan Small Cap Growth Fund
Trade Date 01/27/17
Issuer Jeld-Wen Holding Inc.
CUSIP/ Sedol 47580P10
Shares 100,600
Offering Price $23.00
Spread $1.44
Cost $2,313,800
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 3.74%
Syndicate Barclays Bank PLC (US), WF, RBC, JPM, GS, DB, CS, Citi, BAML
Fund JPMorgan Small Cap Value Fund
Trade Date 01/27/17
Issuer Jeld-Wen Holding Inc.
CUSIP/ Sedol 47580P10
Shares 76,000
Offering Price $23.00
Spread $1.44
Cost $1,748,000
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 3.74%
Syndicate Barclays Bank PLC (US), WF, RBC, JPM, GS, DB, CS, Citi, BAML
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 03/02/17
Issuer Snap Inc - A
CUSIP/ Sedol 83304A10
Shares 132,200
Offering Price $17.000
Spread $0.43
Cost $2,247,400
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.71%
Syndicate MS, GS, JPM,DB,CS, Barclays, Allen & Co
Fund JPMorgan Large Cap Growth Fund
Trade Date 03/02/17
Issuer Snap Inc - A
CUSIP/ Sedol 83304A10
Shares 1,559,500
Offering Price $17.000
Spread $0.43
Cost $26,511,500
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.71%
Syndicate MS, GS, JPM,DB,CS, Barclays, Allen & Co
Fund JPMorgan Multi-Cap Market Neutral Fund
Trade Date 03/02/17
Issuer Snap Inc - A
CUSIP/ Sedol 83304A10
Shares 11,300
Offering Price $17.000
Spread $0.43
Cost $192,100
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.71%
Syndicate MS, GS, JPM,DB,CS, Barclays, Allen & Co
Fund JPMorgan Small Cap Growth Fund
Trade Date 03/17/17
Issuer Mulesoft Inc - A
CUSIP/ Sedol 62520710
Shares 92,600
Offering Price $17.000
Spread $1.19
Cost $1,574,200
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.97%
Syndicate GS,JPM,BOA,Jefferies,Barclays, Allen& Co
Fund JPMorgan Small Cap Growth Fund
Trade Date 03/31/17
Issuer e.l.f. Beauty, Inc.
CUSIP/ Sedol 26856L10
Shares 66,300
Offering Price $27.000
Spread $1.15
Cost $1,790,100
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 1.06%
Syndicate JPM,MS,WF,Piper Jaffary&Co
Fund JPMorgan Small Cap Value Fund
Trade Date 04/06/17
Issuer Schneider national Inc - Cl B
CUSIP/ Sedol 80689H10
Shares 73,000
Offering Price $19.000
Spread $1.09
Cost $1,387,000
Dealer Executing Trade UBS Securities LLC
% of Offering* 0.01
Syndicate MS, UBS, BOA, WFS, JPM,CS, CITI
Fund JPMorgan Small Cap Growth Fund
Trade Date 04/07/17
Issuer Okta Inc
CUSIP/ Sedol 67929510
Shares 124,600
Offering Price $17.000
Spread $1.19
Cost $2,118,200
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 3.10%
Syndicate GS,JPM,Allen &Co,JMP Sec
Fund JPMorgan Small Cap Value Fund
Trade Date 04/13/17
Issuer Cadence Bancorp
CUSIP/ Sedol 12739A10
Shares 19,200
Offering Price $20.000
Spread $1.40
Cost 384,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering* 1.27%
Syndicate GS,JPM,Tudor Pickering, SunTrust, Stephens, Robert Baird, Raymond James
Fund JPMorgan Small Cap Growth Fund
Trade Date 04/13/17
Issuer Yext Inc
CUSIP/ Sedol 98585N10
Shares 138,400
Offering Price $11.000
Spread $0.77
Cost $1,522,400
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 4.11%
Syndicate MS,JPM,RBC Captial
Fund JPMorgan Small Cap Growth Fund
Trade Date 04/28/17
Issuer Cloudera Inc
CUSIP/ Sedol 18914U10
Shares 232,200
Offering Price $15.00
Spread $1.05
Cost $3,483,000
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 4.27%
Syndicate MS, JPM,Citi, BOA, Allen & Co, Deutsche Bank
Fund JPMorgan Small Cap Value Fund
Trade Date 05/25/17
Issuer Jeld-Wen Holding Inc.
CUSIP/ Sedol 47580P10
Shares 207,700
Offering Price $30.750
Spread $1.08
Cost $6,386,775
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering* 2.10%
Syndicate Barclays, CitiGroup, JPMS, CS, RBC Capital, DB,WFS, GS, BOA
Fund JPMorgan Small Cap Value Fund
Trade Date 05/25/17
Issuer Costamare Inc.
CUSIP/ Sedol Y1771G10
Shares 290,700
Offering Price $7.100
Spread $0.32
Cost $2,063,970
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 7.28%
Syndicate MS, WFS, JPM, CitiGroup, Stifel